Exhibit 10.3

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SEVENTH AMENDMENT
TO
AMENDED AND RESTATED
BOVINE VACCINE DISTRIBUTION AGREEMENT

This Seventh Amendment ("Seventh Amendment") is entered into as of the 1st day of February 2013 ("Effective Date") by and between DIAMOND ANIMAL HEALTH, INC., d/b/a HESKA DES MOINES, an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor") as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the "Original Agreement"), as amended by that certain First Amendment dated as of September 20, 2004 (the "First Amendment") that certain Second Amendment dated as of December 10, 2004 (the "Second Amendment")  that certain Third Amendment dated as of May 26, 2006 (the "Third Amendment") that certain Fourth Amendment dated as of November 16, 2007 (the "Fourth Amendment") that Fifth Amendment dated as of December 23, 2010 (the “Fifth Amendment”) and that Sixth Amendment dated as of July 25, 2011 (the Sixth Amendment”) (collectively, the "Agreement").

WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Seventh Amendment.

 Exhibit A of the Fifth Amendment and Exhibit A-1 of the Sixth Amendment, all attached hereto, are hereby amended to maintain all prices as stated on Exhibit A and Exhibit A-1 through December 31, 2013.

Notwithstanding any provision of the Agreement to the contrary, this Seventh Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of the Seventh Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filing and shall be deemed Confidential Information under Section 13.05 of the Agreement.  If the parties do not mutually agree on the Redacted Version within thirty (30) days after the Effective Date, this Seventh Amendment shall be null and void.

 This Seventh Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Seventh Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term "Agreement" shall include this Seventh Amendment.  In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment or Sixth Amendment and this Seventh Amendment, the terms and conditions of this Seventh Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.
d/b/a Heska Des Moines

By:  /s/  Michael J. McGinley
Its:        Vice President

AGRI LABORATORIES, LTD.

By:  /s/  Steve Schram
Its:         CEO/President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-1
From Amendment 6
[***]

Diamond Item Number	Product	Size	Min/Max Lot Size	Transfer Price

57666	TITANIUM 3	50ds	[***]	[***]
57667	TITANIUM 5	50ds	[***]	[***]
57668	TITANIUM IBR	50ds	[***]	[***]

Product to be shipped LABELED [***].

NOTE:  [***]

[***]

Diamond Item Number	Product	Size	Transfer Price

57467	Titanium 4 L5	50ds	[***]
57536	Titanium 5 L5	5ds	[***]
57472	Titanium 5 L5	10ds	[***]
57473	Titanium 5 L5	50ds	[***]
57569	Masterguard 10	10ds	[***]
57568	Masterguard 10	25ds	[***]

Note:  [***]

DIAMOND ANIMAL HEALTH, INC.	AGRI LABORATORIES, LTD.
BY: /s/Michael J. McGinley	BY: /s/ Steve Schram
NAME: Michael J. McGinley	NAME: Steve Schram
TITLE: Vice President DATE: November 11, 2011	TITLE: President/CEO DATE: November 11, 2011

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit A
From Amendment 5
2010-2012 PRICE LIST
HESKA - DIAMOND ANIMAL HEALTH 5 MONTH LEAD TIME	DAH Item Number
Product/Size
Titanium 3 (50ds)	[***]	[***]
Titanium 3 (10ds)	[***]	[***]
Titanium 5 (50ds)	[***]	[***]
Titanium 5 (10ds)	[***]	[***]
Titanium 5 L5 (5ds)	[***]	[***]
Titanium 5 L5 (10ds)	[***]	[***]
Titanium 5 L5 (50ds)	[***]	[***]
Titanium BRSV 3 (50ds)	[***]	[***]
Titanium IBR (50ds)	[***]	[***]
Titanium IBR (10ds)	[***]	[***]
Titanium 4 L5 (50 dose)	[***]	[***]
Titanium IBR LP (50ds)	[***]	[***]
Titanium 3 LP (50ds)	[***]	[***]
Master Guard 10 (10ds)	[***]	[***]
MasterGuard 10 (25ds)	[***]	[***]
MasterGuard 5 (25ds)	[***]	[***]
MasterGuard Preg 5 (25ds) [***]	[***]	[***]
[***]	[***]	[***]

[***]

Batch Size - Minimum Order Qty
Titanium:                                10 ds - [***]
Titanium:                                50 ds - [***]
Titanium IBR LP:                     50 ds - [***]
Titanium 3 LP:                         50ds -  [***]
MG 10:                                   10ds -  [***]
MG 5:                                     10ds -  [***]
MG Preg 5:                             25ds -  [***]

Set up charge to divide any Minimum Order Quantity order into more than one private label batch:  [***] for each batch after the first batch.

Minimum Quantity for less than Batch Size [***] units

NOTE:  DATING
[***]